For More Information:
Ronald L. Thigpen                         John Marsh
Executive Vice President and COO          President
Southeastern Bank Financial Corp.         Marsh Communications LLC
706-481-1014                              770-458-7553


                    SOUTHEASTERN BANK FINANCIAL CORP. REPORTS
                       RECORD SECOND QUARTER 2007 EARNINGS

AUGUSTA, GA., JULY 27, 2007 - Southeastern Bank Financial Corp. (OTCBB:SBFC), the holding company for Georgia Bank & Trust Company of Augusta and Southern Bank & Trust of Aiken, S.C., today reported record quarterly net income of $3.0 million for the three months ended June 30, 2007, a slight increase from $2.9 million in the second quarter of 2006. Diluted earnings per share for the second quarter of 2007 were $0.54, a slight decrease from $0.55 for the same period last year.

Total assets at June 30, 2007, were $1.1 billion, an increase of $195.4 million, or 20.8 percent, from a year ago, and $92.1 million, or 8.8 percent, from December 31, 2006. Loans outstanding at the end of the second quarter were $809.6 million, and total deposits were $898.1 million, an increase of 8.0 percent and 12.0 percent, respectively, from December 31, 2006.

"We continued to grow our asset base in the second quarter, which is up nearly nine percent since the beginning of the year," said President and Chief Executive Officer R. Daniel Blanton. "Contributing to this increase was our Southern Bank & Trust affiliate in Aiken, S.C., which has grown to $60 million in assets.

"While earnings in the second quarter were only slightly ahead of a year ago, we faced a tough comparison with a record second quarter of 2006. Yet, we still managed to grow income more than six percent year-to-date over 2006, and we also generated solid growth in net interest income."

Net interest income for the second quarter of 2007 totaled $9.5 million, a 12.4 percent increase from $8.4 million for the same period of 2006. Noninterest income for the quarter totaled $3.8 million, relatively unchanged from a year ago. Noninterest expense was $7.6 million, a 5.0


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percent  increase from a year ago, primarily due to costs related to the growth of Southern Bank & Trust.

Annualized return on average assets (ROA) was 1.06 percent for the second quarter of 2007, and annualized return on average shareholder's equity (ROE) was
14.19 percent.

Net income for the six months ended June 30, 2007, totaled $5.7 million, a 6.4 percent increase over the $5.4 million reported in the same period of 2006. Diluted earnings per share for the first six months of 2007 were $1.04, an increase of 3.0 percent from $1.01 per share earned in the same period a year ago.

Net interest income for the first six months of 2007 was $18.5 million, up 12.9 percent from the $16.4 million in the first six months of 2006. Noninterest income was $7.4 million for the first six months of 2007, an increase of 5.2 percent from $7.1 million in the same period of 2006. Noninterest expense was $15.4 million for the six month period, compared to $14.4 million in 2006.

"Our allowance for loan losses is up almost $1.4 million since the end of 2006, due to robust loan growth and some softening in asset quality. Our non-performing assets increased $1 million since December 31, 2006 even though net chargeoffs were only $137,000 during the first six months of 2007. We still compare very favorably to our peer group of banks," said Blanton. "We remain confident that we can maintain a solid level of credit quality moving forward."

ABOUT SOUTHEASTERN BANK FINANCIAL CORP.
Southeastern Bank Financial Corp. is the $1.1 billion-asset bank holding company of Georgia Bank & Trust Company of Augusta (GB&T) and Southern Bank & Trust (SB&T). GB&T is the largest locally owned and operated community bank in the Augusta metro market, with eight full-service Augusta-area offices and an office in Athens, Ga. SB&T is a full-service, federally chartered thrift serving the Aiken County, S.C., market. The company also has mortgage operations in Augusta and Savannah. The banks focus primarily on real estate, commercial and consumer loans to individuals, small to medium-sized businesses and professionals, and also provide wealth management and trust services. The company's common stock is publicly traded on the OTC Bulletin Board under the symbol SBFC. For more information, please visit the company's Web site, www.georgiabankandtrust.com.

SAFE HARBOR STATEMENT - FORWARD-LOOKING STATEMENTS
Statements made in this release by Southeastern Bank Financial Corporation (the Company) other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made based upon management's belief as well as assumptions made by, and information currently available to, management pursuant to "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ materially from the results anticipated in forward-looking statements due to a variety of factors, including: unanticipated changes in the Bank's local economy, the national economy, and the ability of borrowers to repay their loans; governmental monetary and fiscal policies; deposit levels, loan demand, loan collateral values and securities portfolio values; difficulties in interest rate risk management; difficulties in operating in multiple geographic areas and dealing with an additional regulatory agency; the effects of competition in the banking business; changes in governmental regulation relating to the banking industry, including regulations relating to branching and acquisitions; failure of assumptions underlying the establishment of reserves for loan losses, including the value of collateral underlying delinquent loans; and other factors. The Company cautions that such factors are not exclusive. The Company does not undertake to update any forward-looking statement that may be made from time to time by, or on behalf of, the Company.


                                       ###


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
                  SOUTHEASTERN BANK FINANCIAL CORPORATION AND SUBSIDIARIES

                                 Consolidated Balance Sheets


                                                               JUNE 30,
                                                                 2007         DECEMBER 31,
                          ASSETS                              (UNAUDITED)         2006
                                                            ---------------  ---------------
Cash and due from banks                                     $   25,027,050   $   25,709,915
Federal funds sold                                              21,322,000       14,688,000
Interest-bearing deposits in other banks                           500,000          512,690
                                                            ---------------  ---------------
      Cash and cash equivalents                                 46,849,050       40,910,605

Investment securities
  Available-for-sale                                           222,853,031      199,135,716
  Held-to-maturity, at cost (fair values of
    $1,974,288 and $3,048,196, respectively)                     1,935,358        2,970,619

Loans held for sale                                             11,889,620       14,857,315

Loans                                                          797,706,559      735,111,615
  Less allowance for loan losses                               (11,133,435)      (9,776,779)
                                                            ---------------  ---------------
      Loans, net                                               786,573,124      725,334,836

Premises and equipment, net                                     25,768,202       23,402,588
Accrued interest receivable                                      6,661,129        5,982,654
Bank-owned life insurance                                       16,307,789       15,982,052
Restricted equity securities                                     4,879,781        4,936,281
Other assets                                                     9,601,218        7,689,596
                                                            ---------------  ---------------

                                                            $1,133,318,302   $1,041,202,262
                                                            ===============  ===============

    LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits
  Noninterest-bearing                                       $  110,247,395   $  106,846,160
  Interest-bearing:
    NOW accounts                                               125,090,049      119,334,300
    Savings                                                    295,546,347      255,065,766
    Money management accounts                                   54,700,645       45,897,176
    Time deposits over $100,000                                216,922,210      193,860,714
    Other time deposits                                         95,604,566       80,758,973
                                                            ---------------  ---------------
                                                               898,111,212      801,763,089

Federal funds purchased and securities sold
  under repurchase agreements                                   69,581,289       70,019,551
Advances from Federal Home Loan Bank                            55,000,000       60,000,000
Other borrowed funds                                             1,000,000        1,000,000
Accrued interest payable and other liabilities                   7,782,475        9,495,498
Subordinated debentures                                         20,000,000       20,000,000
                                                            ---------------  ---------------

      Total liabilities                                      1,051,474,976      962,278,138
                                                            ---------------  ---------------

Stockholders' equity:
  Common stock, $3.00 par value; 10,000,000 shares
    authorized; 5,433,614 and 5,433,285 shares issued in
    2007 and 2006, respectively; 5,431,734 and 5,432,854
    shares outstanding in 2007 and 2006, respectively           16,300,842       16,299,855
  Additional paid-in capital                                    39,238,901       38,989,058
  Retained earnings                                             29,604,629       25,287,006
  Treasury stock, at cost; 1,880 and 431 shares in
    2007 and 2006, respectively                                    (70,830)         (16,809)
  Accumulated other comprehensive loss, net                     (3,230,216)      (1,634,986)
                                                            ---------------  ---------------

      Total stockholders' equity                                81,843,326       78,924,124
                                                            ---------------  ---------------

                                                            $1,133,318,302   $1,041,202,262
                                                            ===============  ===============

                     SOUTHEASTERN BANK FINANCIAL CORPORATION AND SUBSIDIARIES

                                Consolidated Statements of Income

                                           (Unaudited)


                                                  THREE MONTHS ENDED         SIX MONTHS ENDED
                                                       JUNE 30,                  JUNE 30,
                                               ------------------------  ------------------------
                                                  2007         2006         2007         2006
                                               -----------  -----------  -----------  -----------
Interest income:
  Loans, including fees                        $16,399,199  $13,018,274  $31,902,869  $24,830,362
  Investment securities                          2,921,476    2,702,309    5,532,810    5,158,381
  Federal funds sold                               315,503       44,036      681,585      194,629
  Interest-bearing deposits in other banks           6,980        5,675       13,470       13,650
                                               -----------  -----------  -----------  -----------
      Total interest income                     19,643,158   15,770,294   38,130,734   30,197,022
                                               -----------  -----------  -----------  -----------

Interest expense:
  Deposits                                       8,164,890    5,547,283   15,657,083   10,465,934
  Federal funds purchased and securities sold
    under repurchase agreements                    802,685      724,846    1,669,830    1,408,754
  Other borrowings                               1,188,987    1,058,303    2,263,726    1,905,291
                                               -----------  -----------  -----------  -----------
      Total interest expense                    10,156,562    7,330,432   19,590,639   13,779,979
                                               -----------  -----------  -----------  -----------

      Net interest income                        9,486,596    8,439,862   18,540,095   16,417,043

Provision for loan losses                        1,030,389      456,336    1,606,187      960,128
                                               -----------  -----------  -----------  -----------

      Net interest income after provision
        for loan losses                          8,456,207    7,983,526   16,933,908   15,456,915
                                               -----------  -----------  -----------  -----------

Noninterest income:
  Service charges and fees on deposits           1,581,451    1,539,978    2,978,467    2,892,122
  Gain on sales of loans                         1,320,377    1,270,992    2,604,655    2,525,337
  Investment securities gains, net                       -      283,600       33,191      283,600
  Retail investment income                         275,218      216,562      598,457      383,973
  Trust service fees                               284,906      198,367      558,442      390,832
  Increase in cash surrender value of
    bank-owned life insurance                      160,935      149,973      325,737      289,243
  Miscellaneous income                             160,861      146,770      328,540      296,395
                                               -----------  -----------  -----------  -----------
      Total noninterest income                   3,783,748    3,806,242    7,427,489    7,061,502
                                               -----------  -----------  -----------  -----------

Noninterest expense:
  Salaries and other personnel expense           4,628,251    4,505,040    9,423,758    8,945,020
  Occupancy expenses                               742,442      685,165    1,502,786    1,433,901
  Other operating expenses                       2,223,365    2,041,484    4,490,300    4,018,655
                                               -----------  -----------  -----------  -----------
      Total noninterest expense                  7,594,058    7,231,689   15,416,844   14,397,576
                                               -----------  -----------  -----------  -----------

      Income before income taxes                 4,645,897    4,558,079    8,944,553    8,120,841

Income tax expense                               1,674,956    1,631,675    3,214,332    2,734,462
                                               -----------  -----------  -----------  -----------

      Net income                               $ 2,970,941  $ 2,926,404  $ 5,730,221  $ 5,386,379
                                               ===========  ===========  ===========  ===========

Basic net income per share                     $      0.55  $      0.55  $      1.05  $      1.02
                                               ===========  ===========  ===========  ===========

Diluted net income per share                   $      0.54  $      0.55  $      1.04  $      1.01
                                               ===========  ===========  ===========  ===========

Weighted average common shares outstanding       5,432,476    5,279,333    5,433,054    5,276,526
                                               ===========  ===========  ===========  ===========

Weighted average number of common and
  common equivalent shares outstanding           5,499,666    5,331,632    5,501,470    5,329,007
                                               ===========  ===========  ===========  ===========